Vyteris, Inc.

(OTCBB: VYTR)

Rodman & Renshaw

September 2010

Forward Looking Statement

This presentation contains "forward-looking statements" - that is, statements related to future, not past, events, which are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements may address our expected future business, operations, business plans and financial performance, and are signaled by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "may," or "will." Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and actual results could vary materially. For us, particular uncertainties which could adversely or positively affect our future business, operations, business plans and financial performance include whether the Company will continue as a going concern and successfully raise proceeds from financing activities sufficient to fund future operations, viability of our products and acceptance in the market place, and the risks associated with identifying and negotiating strategic arrangements with other companies. A more extensive set of risks is set forth in Vyteris, Inc. SEC filings including, but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2009, and its subsequent Quarterly Reports filed on Form 10-Q and Current Reports filed on Form 8-K. The Company undertakes no obligation to update the results of these forward-looking statements to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

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Vyteris Highlights

Proposed merger of Vyteris and MediSync due to close by November 15, 2010, subject to Vyteris shareholder approval.

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- Developer of highly versatile transdermal Smart Patch drug delivery platform
  - $100 million technology investment with strong IP
  - Spinout of the Transdermal Systems unit of Becton Dickinson
  - First FDA approved active transdermal product
  - Internal development and partnership programs

MEDISYNC BIOSERVICES

- Revenue-generating platform consolidating complementary niche, high-growth, high-margin CRO/SMO targets and related businesses
  - Highly credentialed team of industry consolidators
  - Strategic and operational synergies from recently announced merger

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Benefits of the Post-Merger Vyteris

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MEDISYNC BIOSERVICES

the smart patch by vyteris

- Revenue platform in a rapidly expanding industry
- Broad drug delivery platform with significant upside potential
- Experienced board and management in target markets
- Strategic and operational synergies
  - Niche development experience at MediSync targeting key areas for Smart Patch
  - Centralized administration of CRO/SMO platform
  - Cost savings and operational efficiencies across consolidated operations

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MediSync Acquisition Terms

- Definitive merger agreement signed, subject to approval by Vyteris shareholders
- $5M all stock transaction – Vyteris stock issued to acquire MediSync stock and satisfy MediSync debt
  - Experienced leadership for industry consolidation
  - One fully acquired Idaho based CRO
- Planned MediSync acquisition ("Second acquisition")
  - $7.15M cash, stock, and debt acquisition-Definitive agreement signed
- Two MediSync board members to join Vyteris board
  - Both former CEOs of large-cap NYSE healthcare companies built through acquisition

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Contract Research Organization (CRO) Market

- Fragmented industry with ~1,100 CRO's worldwide[1]
  - R&D spending by pharma and biotech companies growing rapidly ($47 Bn in 2004 → $65 Bn in 2008)[2]
  - Rapidly growing outsourcing trend

- Key growth drivers:
  - Outsourced trials are completed approximately 30% faster[3]
  - Complexity of clinical trials
  - Study data requirements
  - Multinational / multi-center trials



CRO Market
US$ Billions
30
25
20
15
10
5
0
14.5
15.6
17.3
19.2
21.3
23.7
11% CAGR
2005
2006
2007
2008
2009
2010
Source: ACRO, Business Insights

1. Global Business Insights: "The CRO Market Outlook," 2007
2. Burrill & Company, analysis for PhRMA, 2005–2009, includes PhRMA research associates and nonmembers; Pharmaceutical Research and Manufacturers of America, PhRMA Annual Member Survey (Washington, DC: PhRMA, 2005–2009)
3. Kalorama Information: "Outsourcing in Drug Development, The CRO Market Vol. II", October 2008

A Differentiated Acquisition Approach

- Target high-value, high-margin companies, facilitate and incentivize growth
- CROs/SMOs that are niche (e.g. dermatology, post marketing capabilities)
- Complementing businesses

Acquisitions
- Maintain identity
- Manage and grow existing businesses

MEDISYNC BIOSERVICES

MediSync
- Provide working capital
- Reduce overhead
- Increase business through cross-fertilization



US CROs
Corollary Service Businesses
European/Indian CROs

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MediSync Second Acquisition
Range of Services

- Clinical/regulatory strategy development
- Key opinion leader development, relationship building and management
- Strategic alliances/third-party partnerships/advocacy relations
- Patient advocacy-building
- Scientific communications
- FDA meetings, submissions and approvals
- Product evaluations/pharmacovigilance
- Crisis preparedness/issues management/product defense initiatives
- Media relations, campaigns and launches
- Communications audits
- Message development and coaching
- Media training
- Brand positioning/differentiation
- Online strategy and content development
- Health professional roundtables
- Medical marketing content development
- Sales training

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MediSync Second Acquisition Revenue and Client Base

- Revenue
  - Year 2009: $3.5MM
  - 1H Year 2010: $2.5MM

- Client Base
  - 80% of Top 10 Pharma Companies
  - 40% of Top Drug & Device Litigation Counsel
  - Industry Penetration:
    - ✓ Cosmetics
    - ✓ Dietary Supplements
    - ✓ Rx Drugs
    - ✓ OTC D
    - ✓ Drugs
    - ✓ Foods
    - ✓ Devices
    - ✓ Other

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MediSync Second Acquisition
Client Highlights

Bayer
Pfizer
Roche
gsk GlaxoSmithKline
AVON the company for women
SHAKLEE
Boehringer Ingelheim
CHATTEM
Wyeth
NOVARTIS
CHPA FOUNDED 1881
DUPONT The miracles of science®
THE MEDICINES COMPANY
ROHTO-MENTHOLATUM RESEARCH LABORATORIES
ALLERGAN Our pursuit. Life's potential.®

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MediSync's Proven Team of Health Care Consolidators

- **Gene Burleson, Executive Chairman**, as the President of American Medical International's European Operations, acquired 22 hospitals as the segment grew from four hospitals to 26 in less than five years, and then completed a Public Offering of that business segment. As President of the Parent Company, American Medical International, he grew the company from $250 million to $4.5 billion in revenue. As President of GranCare, Mr. Burleson was responsible for over 30 acquisitions that grew the Company from $3 million in 1987 to $1.5 billion in 1996.

- **Gary Brukardt, Vice Chairman**, as the CEO of Renal Care Group (NYSE:RCI) showed 40 consecutive quarters of growth. Mr. Brukardt has successfully completed 65 acquisitions. During his 10 year tenure, the number of patients and clinics grew over tenfold respectively. Mr. Brukardt grew the Company from $70 million in 1996 to $1.5 billion in 2006. Subsequently he sold RCI to Fresenius Medical Care AG and Co KGaA (FWB:FME) (NYSE:FMS) in $4 billion transaction.

- **Eugene Bauer, M.D., Chairman of the Investment Committee**, President and Chief Medical Officer of Peplin, CEO of Neosil and one of three founders of Connetics Corp, sold to Stiefel Labs for $670 million in 2006. A professor at Stanford University and Dean of its School of Medicine, Dr. Bauer was responsible for a budget of $650 million a year. As Vice President for Medical Affairs at Stanford Dr. Bauer oversaw the School of Medicine Budget, Faculty Practice Budget, Stanford Hospital / Clinics Budget, and Packard Children's Hospital Budget oversight - approximately$1.6 billion a year.

- **Dubi Ehrlich, President and CEO**, Founder and managing director of SMC Ventures as well as several other medical device and biotechnology companies. Mr. Ehrlich has built the Company's pipeline of over 12 potential targets - throughout the US as well as in Europe - ranging from $2 million to $55 million in revenues.

- **Joel Kanter, Director, CEO** of Walnut Financial Services, which provided financing to over 300 companies in its 15 years. Among those are companies that acted as consolidators in the hospital, nursing home, rehabilitation clinic, independent physician association, orthopedic implant, and other health care business lines. Over 100 of the companies Walnut financed went on to complete public offerings and several crossed the billion dollar mark in sales.

- **John Abeles, M.D., Director**, Senior Medical Executive at Sterling Drug, Pfizer, and Revlon Health Care; health-care analyst for Kidder Peabody; Founder and President of MedVest Inc, consulting firm, (investment funding for VC and public equities for health care and medical equipment companies);

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Global Drug Delivery Market: $90 Billion

- 35 FDA-Approved transdermal products in the US.
- Significant patent expirations due in coming years, including many peptides and biologics
- New biopharmaceutical products will require advanced drug delivery technologies for better safety and efficacy profiles
- Vyteris technology can overcome limitations of oral, nasal and parenteral drug delivery systems

Source: Nerac, Inc. - 2007

Figure 1 – Global Pharmaceutical Market & Drug Delivery Drugs Sales US$b



% Drugs with DDS
Drug Industry Sales US$bn
$800
$600
$400
$200
$0
$602
13%
12%
11%
10%
9%
8%
7%
6%
2002
2003
2004
2005
2006e
2007e
2008e
2009e
2010e

Source: IMS Health



All Other
2%
Transdermal
8%
Injection
10%
Oral CR
60%
Inhalation
27%

Source: IMS America - Drug delivery based products

Smart Patch Technology





Drug Reservoir
Battery/ Microcomputer
Return Reservoir (saline)
Skin
Cl^-
Na^+
D^+
D^+
Blood Vessel

- Administration of therapeutics either directly into the skin or bloodstream
- Differs from passive transdermal drug delivery, which relies on the slow, steady diffusion of drugs through the skin
- Broad drug delivery capabilities, including peptides
- Battery powered controller with programmable current source
- Anode/cathode patch with drug reservoir and return
- Drug delivery increases with applied current

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Programmable to Meet Complex Drug Delivery Profile Demands


Plasma Levels
Time

Single Bolus – Mimics IV or Injection


Plasma Levels
Time

Rapid Onset – Sustained Release


Plasma Levels
Time

Timed Interval Release – Accurate Control


Bolus Dose
Plasma Levels
Maintenance Dose
Time

Sustained Release with Bolus Delivery on Demand

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Advantages Over Other Delivery Methods







the smart patch by vyteris	Injection/IV	Oral
Fits complex delivery needs of many drugs, including peptides and proteins	Limited delivery and PK capabilities	Limited delivery and PK capabilities, molecular size limit
Reduces stomach/GI toxicity, eliminates liver toxicity	High associated delivery costs	Mild to severe stomach/GI and liver toxicities
Direct to blood stream	Patient unfriendly; professional administration	Diet and meal impact
Fast absorption	Inconvenient	Patient compliance issues
No "Over Drug"	Needle phobia	
No pain, very convenient, no dose schedules to remember	Injection site pain	

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Smart Patch Validation

Indication	Drug	Preclinical	Phase I	Phase II	Phase III	Approved
Small molecule drugs						
Pain management	Lidocaine (LidoSite®)					
Migraine	Zolmitriptan					
Migraine	Sumatriptan					
Osteoporosis	Bisphosphonate					
Parkinson's	Dopamine agonists					
Hematology	Glycoprotein IIb/IIIa antagonist					
Smoking cessation	Nicotine					
Pain management	Buprenorphine					
Pain management	Apomorphine					
Pain management	Remifentanil					
Dermatology	Ascorbic acid					
Peptide / protein drugs						
Infertility	Peptide hormone					
Endocrinology	GH secretagogue					
Oncology	Somatostatin analog					
Osteoporosis	Calcitonin analog					
Osteoporosis	PTH (1-34)					
Diabetes	GLP-1R analog					
Diabetes	Amylin analog					

Vyteris Product Development Strategy

Internal Development

Infertility
Migraine
LidoSite
PTH
hGH

Partnerships

Zealand
Major Pharmaceutical Company

Technology Enhancement

Georgia Tech

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Drug Delivery 12-Month Objectives

- Monetize core assets by commercializing existing products through partnerships
  - Infertility
  - Migraine
  - Dermal anesthetic
- Enhance R&D and technology
  - Platform technology improvements
  - Technology enhancement through combination with complementary technologies
- Pursue opportunities to license/acquire complementary late-stage, revenue-generating products

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Smart Patch for Female Infertility



latch
mute button
patch connector
patch
controller

- Market Potential
  - 8 million infertile women in US alone[1]
  - $1B potential opportunity*

- Product: Lutrepatch
  - Development of Smart Patch for leading FDA-approved infertility peptide
  - Two 12-hour Smart Patches vs. up to eight daily injections
  - A controlled pulsatile delivery of infertility hormone
  - Development and commercialization rights now owned by Vyteris

[1] Fertility, Family Planning, and Reproductive Health of U.S. Women: Data from the 2002 National Survey of Family Growth.
* Based on internal projections

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Phase I Data:
Infertility Peptide Pulsatile Plasma Levels



Phase I Dose Ranging Study - Group 5
Mean Plasma levels n=5
Plasma Conc. (pg/mL)
800
600
400
200
0
0:00
1:30
3:00
4:30
6:00
7:30
9:00
10:30
12:00
Elapsed Time (hh:mm)

Phase II Clinical Trial Design For Female Infertility Treatment

- Patient Target
  - Clomid* eligible patients, who prefer a more physiological approach to ovarian stimulation
  - Clomid failures

- Phase II Clinical Trial Design
  - Multicenter, randomized, double blind, double dummy
  - Three dosage strengths of GnRH patch
  - Comparing to Clomid (clomiphene) and placebo
  - 350 patients at 35 sites
  - Endpoint: ovulation rates vs. placebo

*Clomid is a fertility drug that is used to stimulate ovulation and that has been associated with multiple births

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Project Status

- Phase II study closed Q4 2009
- Primary endpoint was met
  - Clinically effective ovulation rates were demonstrated in the target patient population
  - Lower dose and/or sharper waveform is expected to further improve efficacy
  - Most common adverse event was skin irritation at the site of administration
- Phase III commercial product development planning underway

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Smart Patch Delivery of Triptans for Migraine



Human Clinical Trial Data:
Smart Patch vs. Oral delivery
Mean Plasma Conc (ng/mL)
Time (min)
Ionto
Oral
0
2
4
6
8
10
12
60
120
180
240
300
360
420
480
540

- Faster onset than oral dose (15 min vs. 45 min)
- Maintenance dose to potentially avoid rebound/recurrence
- Phase I complete, assessing partnership opportunities for phase II
- Potential for moving directly into Phase III with 505(b)(2) status

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First FDA Approved Active Transdermal Product: LidoSite®

- Pre-filled rapid dermal anesthetic patch
  - Lidocaine HCl (100 mg) as active anesthetic agent
  - 10 min application patch eliminates prep time for medical professional
  - Ready-to-use preset disposable drug delivery system with one-button activation
  - 10 mm deep; Lasts up to one hour
- Multi-use controller precisely delivers up to 99 doses
- Market opportunities in Rheumatology, Dermatology, Oncology, and Pediatrics; $200MM total market potential*
- Seeking licensing or other strategic partnering opportunity for commercialization





* Based on internal projections

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Next Generation Transdermal Delivery of Drugs



the smart patch
by vyteris
skin permeation enhancing technologies
iontophoresis
mechanical
chemical
the new smart patch
by vyteris

Drug delivery for large molecules, peptides, proteins, and vaccines

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Georgia Tech Transdermal Technologies

- Exclusively licensed two transdermal delivery technologies from GT
  - Thermal ablation
  - Microdevice fabrication
- Potential to deliver a broader range of therapeutic drugs through the skin
- Developed by Dr. Mark R. Prausnitz, Professor of Chemical and Biomedical Engineering at Georgia Tech
- Jointly exploring therapeutic applications


Energy
Impact
Skin


A
Backing layer
Top electrode
Chamber
with nozzle
Bottom electrode
Backing layer


A
B
500 μm

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Manufacturing & IP



- Efficient automated manufacturing process to meet capacity and cost objectives
- Current capacity is 2MM patches/year
- 120 issued patents including 50 U.S. and 70 international covering:
  - Classes of molecules, formulations
  - Innovative systems for ease of use and improved wear
  - Manufacturing process innovations

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Financials

- Shares outstanding - 63 Million (pre-merger)
- June 30 - $2MM in cash
- Market Cap ~$40MM
- Exchange - OTC
- Ticker - VYTR

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Experienced Team

- Eugene Bauer, M.D., Chairman
  - Lucy Becker Professor Emeritus and Former Dean and Chair of the Department of Dermatology of the School of Medicine at Stanford University;
  - President and Chief Medical Officer of Peplin Inc.;
  - Director of Medgenics, Arbor Vita, Patient Safety Technologies, and MediSync Bioservices

- Haro Hartounian, Ph.D. – President and Chief Executive Officer
  - Proven leader with extensive healthcare/pharma experience;
  - Founder and CEO, Protagenic Therapeutics;
  - President and COO, MicroIslet, Inc.

- Joseph Himy, CPA – Chief Financial Officer
  - Public company, SEC regulatory and compliance background;
  - Treasury operations and investor relations experience at LeCroy Corp.;
  - Audit Manager at Deloitte and Touche LLP banking business unit

- Mike Reidy, Ph.D – Vice President, Research and Development
  - Over 15 years research and product development experience
  - Multiple successful medical device / pharmaceutical product launches

- Cormac Lyons, Ph.D.- Vice President, Product Development and Engineering
  - 13 years experience in product and process development
  - Specializing in new technologies such as iontophoresis, sensors, fuel cells

- Dubi Ehrlich (MediSync Bioservices)
  - Founder & manager of several strategic consulting firms in the field of Life Sciences.
  - Co-founded & was the managing director of SmartMed Ltd.

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Investment Opportunity

- Closing merger with MediSync
  - Provides support for product development
- Advancing high-value internal development projects into proof of concept in humans to drive valuation
- Planning to monetize core assets through strategic partnering
  - Infertility
  - Migraine
  - LidoSite
- Advancing R&D with technology enhancements

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Vyteris, Inc.

(OTCBB: VYTR)

Rodman & Renshaw

September 2010

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